                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 21, 2000.

                             THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)



    British Columbia, Canada             0-18429                 98-0121376
 ----------------------------     ------------------------   ------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)



       4126 Norland Avenue, Burnaby, British Columbia              V5G 3S8
-------------------------------------------------------------------------------
         (Address of principal executive offices)                 (zip code)



Registrant's telephone number, including area code      604-299-9321
                                                   -----------------



                                       N/A
                                          ---------------------------
          (Former name or former address, if changed since last report)




                                                      Exhibit Index is on page 3
                                                                     Page 1 of 7

ITEM 5.           OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  Exhibit No.       Description
                  -----------       -----------

                  Exhibit 99 The Loewen Group Inc. Press Release dated February 21, 2000.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2000.

                                               THE LOEWEN GROUP INC.



                                               By: /s/ BRADLEY D. STAM
                                                   _____________________________
                                               Name:  Bradley D. Stam
                                               Title: Senior Vice President, Law

                                  EXHIBIT INDEX





                                                                   Sequential
Number       Exhibit                                               Page Number

99           The Loewen Group Inc.                                     4
             Press Release dated February 21, 2000




                                                                     Page 3 of 7